ARK 21SHARES BLOCKCHAIN AND DIGITAL ECONOMY INNOVATION ETF Ticker Symbol: ARKD Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS July 2, 2025 https://21shares-funds.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated January 31, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://21shares-funds.com/product/arkd. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The ARK 21Shares Blockchain and Digital Economy Innovation ETF (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.36%
Total Annual Fund Operating Expenses	0.91%
1Acquired Fund Fees and Expenses (AFFE) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Underlying ETFs (as defined below). Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of the Prospectus, which reflects only the operating expenses of the Fund and does not include AFFE.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$93	$290	$504	$1,120
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period November 14, 2023 (commencement of operations) to September 30, 2024, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund. Under normal conditions, the Fund seeks to invest 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the blockchain and in securities issued by companies principally engaged in the blockchain industry and/or digital economy (the “80% Policy”). The Fund’s Bitcoin Futures exposure and Ether Futures exposure (each defined below) are included for purposes of the Fund’s 80% Policy, as well as the Fund’s investment in U.S.- and foreign-listed equity securities of issuers in the blockchain industry and/or involved in the digital economy. The “digital economy” generally refers to economic activity conducted via the internet and through the use of digital intermediaries. Companies in the blockchain industry and/or involved in the digital economy include, but are not limited to, companies involved in the facilitation, trading, exchange, infrastructure, or custody of digital assets, digital asset transactions, and related services incidental or necessary for the functioning of a digital asset protocol or network.

The Fund may invest in the ARK 21Shares Active Bitcoin Futures Strategy ETF and/or the ARK 21Shares Active Ethereum Futures Strategy ETF, both of which are affiliated underlying funds and are managed by the same investment team as the Fund (“Active Bitcoin Futures ETF” and “Active Ethereum Futures ETF,” together the “Underlying ETFs”). Each Underlying ETF invests in Bitcoin Futures and Ether Futures (as defined below) through a subsidiary. Through such subsidiary, the Active Bitcoin Futures ETF may invest in standardized, exchange-traded bitcoin futures contracts and the Active Ethereum Futures ETF may invest in standardized, exchange-traded ether futures contracts that are cash settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”), such as the Chicago Mercantile Exchange (the “CME”) (“Bitcoin Futures” and “Ether Futures” respectively). Neither the Fund nor any Underlying ETF invest directly in bitcoin, ether or other digital assets, or maintain direct exposure to “spot” bitcoin or “spot” ether. The Fund may, however, have indirect exposure to bitcoin or ether by virtue of its investments in investment companies that hold Bitcoin Futures or Ether Futures. The Fund generally targets 50% exposure to Bitcoin Futures and/or Ether Futures (i.e., through investment in the Underlying ETFs) (Bitcoin Futures exposure and Ether Futures exposure are collectively referred to as “Crypto Asset Futures Exposure”), but Crypto Asset Futures Exposure could be significantly higher or lower as described below.
The Fund’s sub-adviser, 21Shares US LLC (the “Sub-Adviser”), is responsible for the final selection of individual securities and their weights for the Fund and relies on information regarding the spot bitcoin and spot ether markets and a proprietary equity scoring system (the “Scoring System”) developed by ARK Investment Management LLC (“ARK”), the Fund’s sub-subadviser. The Scoring System uses both “top down” (i.e., thematic research to identify the prime beneficiaries of current trends) and “bottom up” (i.e., valuation, fundamental, and quantitative measures) approaches. The Scoring System generally consists of several categories of information, including, company, people and culture, execution, barriers to entry, product leadership, valuation and thesis risk. Fund investments are continuously monitored, and scores are generally updated on a weekly basis. If a security’s score reduces below certain thresholds that are established as part of the Scoring System, then a full security review is triggered. The Sub-Adviser has the discretion to determine whether and when to make changes to the individual securities held by the Fund.
For purposes of the Fund’s 80% Policy, companies that derive at least 50% of their revenues, operating income, assets or profits from one or more of the following activities are considered to be principally engaged in the blockchain industry and/or the digital economy:
•development of blockchain or digital economy-related businesses, products, or platforms;
•development of technologies expected to enable digital economy innovation;
•operation of digital payment gateways or facilitation of peer-to-peer payments, digital banking and lending, and E-commerce;
•operation of online brokerage or trading platforms;
•digital market making; or
•manufacturing semi-conductors.
The Fund may also invest in investment-grade fixed-income securities of any duration issued by U.S. and foreign issuers in the blockchain industry and involved in the digital economy for purposes of the Fund’s 80% Policy. The Fund may invest in equity securities of companies of any capitalization. The Fund may invest in fixed income and equity securities of emerging market issuers. The Fund may also invest its assets in cash or cash equivalents, such as U.S. Treasuries, although such allocation is generally expected to be not more than 20% of the Fund’s net assets.
The Fund’s Crypto Asset Futures Exposure and allocation to other assets is driven by the investment team’s views on the relative attractiveness of each asset type in which the Fund may invest. For example, 50% of the Fund’s assets allocated to Crypto Asset Futures Exposure and 50% allocated to other assets in which the Fund may invest would be a neutral allocation. The Fund may have up to an 80% allocation to Crypto Asset Futures Exposure or up to an 80% allocation to other assets.
The Fund is classified as a non-diversified fund, which means that the Fund may invest a greater percentage of its assets in investments backed by a particular issuer, or in the case of Bitcoin Futures or Ether Futures, in contracts with a single counterparty or a few counterparties.
What is Bitcoin? Bitcoin is a digital asset also referred to as a crypto asset. Bitcoin, as a digital asset, is a unit of account on the “bitcoin network,” an open source, decentralized peer-to-peer computer network, which is also known as the “Bitcoin Blockchain.” Bitcoin may be held as an investment, may be used to purchase goods and services, or may be exchanged for fiat currency (like U.S. dollars). No single entity owns or operates the bitcoin network and the value of bitcoin is not backed by any government, corporation or other central body. Instead, the value of bitcoin is determined by supply and demand in markets created to facilitate trading and transactions in bitcoin. Because the source code for the bitcoin network is open-source, anyone can contribute to its development. Ownership and transaction records for bitcoin are protected by information technology known as cryptography, which is designed to protect the digital assets and only permits transactions to take place if certain conditions are satisfied. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt, and the private key is used to decrypt.
Transactions in bitcoin that occur on the network are also encrypted, which is designed to prevent anyone from creating counterfeit assets or from spending more money than is in their account. The ultimate supply of bitcoin is finite and limited to 21 million “coins.” The amount of bitcoin currently available continues to increase as new bitcoin supplies will be mined until the 21 million protocol cap is reached. The bitcoin network is operated by a decentralized group of participants who run computer software that validates and records transactions in bitcoin (“miners”), developers who propose changes and improvements to this software, and users who use the software. Periodically, the software used by the bitcoin network is modified, which can result in different versions of bitcoin (“forks”). Although the Fund and Underlying ETFs do not invest directly in bitcoin, the value of Bitcoin Futures can be affected by forks.
What is Ether? Ether is a digital asset also referred to as a crypto asset. Ether, as a digital asset, is a unit of account on the “Ethereum network,” an open source, decentralized peer-to-peer computer network, which is also known as the “Ethereum Blockchain.” The Ethereum network is governed by a set of rules that are commonly referred to as the “Ethereum protocol.” Ether may be held as an investment, may be used to purchase goods and services, stored for future use, or may be exchanged for fiat currency (like U.S. dollars). No single entity owns or operates the Ethereum network and the value of ether is not backed by any government, corporation or other central body. Instead, the value of ether is determined, in part, by supply and demand in markets created to facilitate trading and transactions in ether. Ether is the second largest digital asset by market capitalization behind bitcoin. Because the source code for the Ethereum network is open-source, anyone can contribute to its development. Ownership and transaction records for ether are protected by information technology known as cryptography, which is designed to protect the digital asset and only permits transactions to take place if certain conditions are satisfied. Public-key cryptography, or asymmetric cryptography, is an encryption scheme that uses two mathematically related, but not identical, keys - a public key and a private key. Unlike symmetric key algorithms that rely on one key to both encrypt and decrypt, each key performs a unique function. The public key is used to encrypt, and the private key is used to decrypt.
The Ethereum network is operated by a decentralized group of participants who run computer software that validates and records transactions in ether (“validators”), developers who propose changes and improvements to the Ethereum protocol and the software that enforces the Ethereum protocol, and users who use the Ethereum software. Periodically, the software used by the Ethereum network is modified, which can result in different versions of ether (“forks”). Although the Fund and the Active Ethereum Futures ETF do not invest directly in ether, the value of Ether Futures can be affected by forks.
For instance, in June 2016, the Ethereum community faced a divisive choice: whether to reverse a large hack (theft) of ether from a third-party project called “The DAO,” a decentralized autonomous organization that was designed to act as a decentralized, investor-directed venture capital firm operating in the Ethereum ecosystem. While the hack didn’t directly impact the Ethereum protocol itself, it harmed trust in the ecosystem. The majority of the ecosystem chose to reverse the hacked transactions and return the stolen ether to its original holders, while a minority believed that reversing the transactions was the incorrect course. This led to a hard fork in the Ethereum Blockchain, with the smaller of the two communities taking the name Ethereum Classic and running a separate blockchain with its own native crypto asset. Additional forks of the Ethereum Blockchains are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Ethereum Blockchains, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of ether, and thereby of the Ether Futures held by the Fund.
What are Bitcoin Futures and Ether Futures? Bitcoin Futures and Ether Futures are futures contracts traded on a commodity exchange registered with the CFTC. Currently, the only Bitcoin Futures and Ether Futures contracts in which the Fund (through its investments in the Underlying ETFs) will invest are traded on the CME. The Fund (through its investment in the Underlying ETFs) may invest in standard Bitcoin Futures and/or Ether Futures and in micro Bitcoin Futures and/or Ether Futures (collectively referred to herein as Bitcoin Futures or Ether Futures, as applicable). These futures contracts are agreements between two parties that are executed on a commodity futures exchange, and that are cleared and margined through a clearing house. These futures contracts are cash-settled, which means that one party agrees to buy a fixed quantity of the underlying asset from another party at a future point in time at a price agreed at the initiation of the contract, but instead of taking physical delivery of the underlying asset at the later date, settlement occurs using cash. The contractual obligations of a buyer or seller of these futures contracts are generally satisfied by cash settlement at the end of the contract period or by making an offsetting sale or purchase of an identical futures contract before the designated date of delivery.
The Fund expects to gain Crypto Asset Futures Exposure by investing in the Underlying ETFs. Each Underlying ETF has a wholly-owned subsidiary, respectively, organized under the laws of the Cayman Islands and for which Empowered Funds, LLC dba EA Advisers (the “Adviser”) serves as investment adviser, the Sub-Adviser serves as sub-adviser and ARK serves as sub-subadviser. Investing more than 25% of each Underlying ETF’s assets in a subsidiary could have adverse tax consequences for the Fund and the Underlying ETFs. See the section entitled “Taxation” in the SAI for more information. There can be no assurance that each Underlying ETF will be able to achieve or maintain its target bitcoin and/or ether exposure. References to investments by the Underlying ETFs should be read to mean investments by either the Underlying ETFs or their respective subsidiaries.
Under normal conditions, the Fund invests more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures and/or the blockchain industry and/or the digital economy.
Neither the Fund nor any Underlying ETF invest directly in bitcoin , ether or other digital assets, or maintain direct exposure to “spot” bitcoin or “spot” ether. Investors seeking direct exposure to the price of bitcoin or ether should consider an investment other than the Fund. The Fund will, however, have indirect exposure to bitcoin and/or ether by virtue of its investments in the Underlying ETFs.
For More Information Regarding the Underlying ETFs, please see the section entitled “Additional Information About the Funds’ Investment Objectives and Principal Risks” in the Prospectus.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Unless expressly noted otherwise, references to the “Fund” in this section refer to the Fund and Underlying ETFs. All references to the “Fund” should be read to include the Underlying ETFs, as applicable.
Bitcoin, Bitcoin Futures, Ether and Ether Futures are relatively new investments, which have unique and substantial risks and which may be more volatile than other types of investments. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The performance of Bitcoin Futures and/or Ether Futures may differ from the performance of bitcoin or ether.
Market and Volatility Risk. The Fund’s investments, including its investments in Bitcoin Futures, Ether Futures and the Underlying ETFs are subject to market risk. Market risk is the risk that the value of an investment will rise or fall, which could occur due to specific factors relating to bitcoin, ether, Bitcoin Futures or Ether Futures, and due to general market or economic conditions or other factors.
Asset Risk. The Fund seeks to maintain managed exposure to bitcoin and ether through its investment in the Underlying ETFs, but the Fund and the Underlying ETFs do not invest in bitcoin or ether directly. The price of Bitcoin Futures and/or Ether Futures may vary from the current value or current price of bitcoin or ether in cash markets, which is called the “spot” price. The Fund’s and the Underlying ETFs’ performance will diverge from the performance of bitcoin or ether in the spot markets, or from the performance of Bitcoin Futures and/or Ether Futures. The Fund’s exposure to Bitcoin Futures and/or Ether Futures will be effected through investments in the Underlying ETFs, and references to the Underlying ETFs below includes their respective subsidiaries.
Bitcoin Futures Risks. Bitcoin Futures expose the Fund and the Underlying ETFs to the following risks:
•Bitcoin and Bitcoin Futures are relatively new assets and bitcoin and the bitcoin network are subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in the Fund, and may adversely affect the ability of the Fund to buy and sell Bitcoin Futures or achieve its investment objective.
•Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin and changes in the price of Bitcoin Futures may happen rapidly and without notice.
•The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid than other futures markets. Although this market has grown since Bitcoin Futures were initially developed, there is no guarantee that the market will continue to develop in ways that support the continued growth and operation of the Fund.
•An exchange or market may close early, close late or issue trading halts on Bitcoin Futures contracts. As a result, the ability to trade Bitcoin Futures contracts may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, result in the Fund being unable to trade Bitcoin Futures contracts at all, and/or cause significant deviations in the performance of Bitcoin Futures contracts from spot bitcoin. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•Increased demand for Bitcoin Futures may cause Bitcoin Futures to become more expensive to acquire and may cause the value of Bitcoin Futures to diverge more significantly from the value of the reference rate. Bitcoin Futures are valued based on the Bitcoin Reference Rate (“BRR”), which is a rate determined by the CME and designed to provide an indicative price for spot bitcoin across a specific set of cash bitcoin trading venues. If demand for bitcoin rises, this could affect the reference rate and the value of Bitcoin Futures.
•In some cases, the near month Bitcoin Futures contract’s price can be lower than later expiring contracts’ prices (“contango”). If Bitcoin Futures suffer a prolonged period of contango, and absent the impact of rising or falling bitcoin prices, the Fund’s net asset value (“NAV”) and total return could be adversely affected, and you could suffer a partial or total loss of your investment in the Fund.
•Backwardation occurs when a futures contract with a longer term is less expensive than a futures contract with a shorter term. When rolling Bitcoin Futures in backwardation, the Fund is selling a shorter-term contract at a higher price and buying a longer-term contract at a lower price. Whenever the Fund is buying or selling Bitcoin Futures, the Fund will incur transaction expenses.
•Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that may limit the Fund’s ability to invest the proceeds of creation baskets in Bitcoin Futures and may cause the Fund to fail to maintain its target bitcoin exposure or may impair the Fund’s ability to meet its investment objective. Bitcoin Futures also are subject to relatively high initial margin requirements that may limit the Fund’s ability to achieve its desired investment exposure and may require the Fund to liquidate a position in Bitcoin Futures when it otherwise would not do so.
•When a Bitcoin Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds of the sale to buy a Bitcoin Futures contract with a later expiration date. This is called “rolling.” The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with rolling futures contracts for other types of reference assets. Costs associated with rolling Bitcoin Futures contracts may have a significant adverse impact on the Fund’s investment performance.
•There may be imperfect correlation between changes in the market value of a Bitcoin Futures contract and the value of its underlying reference asset, the BRR, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective.
Bitcoin and the Bitcoin Network Risks. The Fund and the Underlying ETFs may be subject to the following risks as a result of its investments in Bitcoin Futures:
•Bitcoin and other digital assets are a relatively new and developing asset subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Fund, or the Fund’s ability to implement its investment strategy.
•Digital assets such as bitcoin were introduced relatively recently, and the medium-to-long term value of bitcoin is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.
•The value of bitcoin depends on the development and acceptance of the bitcoin network. The slowing or stopping of the development or acceptance of the bitcoin network may adversely affect an investment in the Fund.
•New competing digital assets may pose a challenge to bitcoin’s current market position, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and Bitcoin Futures, and thus a negative impact on the performance of the Fund.
•If one or a coordinated group of miners were to gain control of more than 50% of the bitcoin network, they could have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin.
•There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant portion of the bitcoin that has thus far been created. There are no regulations in place that would prevent a large holder of bitcoin from selling their bitcoin. Substantial bitcoin sales may adversely affect the price of bitcoin and Bitcoin Futures.
•Although the Fund’s investments will be in Bitcoin Futures contracts traded on regulated futures exchanges, bitcoin and bitcoin trading venues may be subject to similar or less regulation. As a result, there is the risk that individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional assets. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Although the Fund’s direct investments will be in Bitcoin Futures contracts traded on regulated futures exchanges, to the extent Bitcoin Futures are tracking the spot bitcoin markets, the Fund’s investments in Bitcoin Futures could be adversely affected by fraud, failure or security breaches in spot bitcoin markets.
•The market price of bitcoin has been subject to extreme fluctuations. Additionally, the value of bitcoin has been and may continue to be substantially dependent on speculation such that trading and investing in crypto assets generally may not be based on fundamental analysis. If bitcoin markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. In addition, the Fund’s performance may be adversely impacted by industry-wide developments beyond its control, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset trading venues. Although the Fund has no exposure to any of these market participants, the price of bitcoin and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry.
•The open-source nature of the bitcoin network can result in changes to the underlying code of bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork,” or in the release of a large amount of a newly created digital asset, commonly called an “airdrop.” A fork or an airdrop could result in significant and unexpected changes in the value of bitcoin on spot markets, which could adversely affect Bitcoin Futures, and the Fund.
Ether Futures Risks. Ether Futures expose the Fund and the Underlying ETFs to the following risks:
•Ether and Ether Futures are relatively new assets and ether and the Ethereum network are subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Ether Futures or the nature of an investment in the Fund, and may adversely affect the ability of the Fund to buy and sell Ether Futures or achieve its investment objective.
•Historically, ether and Ether Futures have been subject to significant price volatility. The price of Ether Futures may differ significantly from the spot price of ether and changes in the price of Ether Futures may happen rapidly and without notice.
•The market for Ether Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid than other futures markets. Although this market has grown since Ether Futures were initially developed, there is no guarantee that the market will continue to develop in ways that support the continued growth and operation of the Fund.
•An exchange or market may close early, close late or issue trading halts on Ether Futures contracts. As a result, the ability to trade Ether Futures contracts may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, result in the Fund being unable to trade Ether Futures contracts at all, and/or cause significant deviations in the performance of Ether Futures contracts from spot ether. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
•Increased demand for Ether Futures may cause Ether Futures to become more expensive to acquire and may cause the value of Ether Futures to diverge more significantly from the value of the reference rate. Ether Futures are valued based on the CME CF Ether Reference Rate, which is a rate determined by the CME and designed to provide an indicative price for spot ether across a specific set of cash digital asset trading venues. If demand for ether rises, this could affect the reference rate and the value of Ether Futures.
•In some cases, the near month Ether Futures contract’s price can be lower than later expiring contracts’ prices (“contango”). If Ether Futures suffer a prolonged period of contango, and absent the impact of rising or falling ether prices, the Fund’s NAV and total return could be adversely affected, and you could suffer a partial or total loss of your investment in the Fund.
•Backwardation occurs when a futures contract with a longer term is less expensive than a futures contract with a shorter term. When rolling Ether Futures in backwardation, the Fund is selling a shorter-term contract at a higher price and buying a longer-term contract at a lower price. Whenever the Fund is buying or selling Ether Futures, the Fund will incur transaction expenses.
•Market conditions and expectations, position limits, accountability limits, availability of counterparties and other factors may limit the Fund’s ability to invest the proceeds of creation baskets in Ether Futures and may cause the Fund to fail to maintain its target ether exposure or may impair the Fund’s ability to meet its investment objective.
•When an Ether Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds of the sale to buy an Ether Futures contract with a later expiration date. This is called “rolling.” The costs associated with rolling Ether Futures typically are substantially higher than the costs associated with rolling futures contracts for other types of reference assets. Costs associated with rolling Ether Futures contracts may have a significant adverse impact on the Fund’s investment performance.
•There may be imperfect correlation between changes in the market value of an Ether Futures contract and the value of its underlying reference asset and this may be exaggerated in times of market stress or volatility. Ether Futures require the Fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective.
Ether and the Ethereum Network Risks. The Fund and the Underlying ETFs may be subject to the following risks as a result of its investments in Ether Futures:
•Ether and other crypto assets are a relatively new and developing asset subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Fund, or the Fund’s ability to implement its investment strategy.
•Digital assets such as ether were introduced relatively recently, and the medium-to-long term value of ether is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.
•The value of ether depends on the development and acceptance of the Ethereum network. The slowing or stopping of the development or acceptance of the Ethereum network may adversely affect an investment in the Fund.
•Possession of 33% of staked Ether is the minimum stake that can be used to execute an attack on the Ethereum Blockchain. If one or a coordinated group of miners were to gain control of more than 50% of the Ethereum network, they could have the ability to manipulate transactions, halt payments and fraudulently obtain ether. Any such attacks could alter the blockchain and adversely affect the value of ether, which would adversely affect the Fund’s investments in Ether Futures.
•New competing digital assets may pose a challenge to ether’s current market position, resulting in a reduction in demand for ether, which could have a negative impact on the price of ether and Ether Futures, and thus a negative impact on the performance of the Fund.
•If one or a coordinated group of validators were to gain control of two-thirds of staked ether, they could have the ability to manipulate transactions and fraudulently obtain ether. If such a validator or coordinated group of validators were to gain control of one-third of staked ether, they could have the ability to halt payments.
•There is no registry showing which individuals or entities own ether or the quantity of ether owned by any particular person or entity. There are no regulations in place that would prevent a large holder of ether from selling their ether. Substantial ether sales may adversely affect the price of ether and Ether Futures.
•The market price of ether has been subject to extreme fluctuations. Additionally, the value of ether has been and may continue to be substantially dependent on speculation such that trading and investing in crypto assets generally may not be based on fundamental analysis If ether markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. In addition, the Fund’s performance may be adversely impacted by industry-wide developments beyond its control, including the fallout from the recent insolvency proceedings of digital asset market participants such as digital asset trading venues. Although the Fund has no exposure to any of these market participants, the price of ether and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry.
•Although the Fund’s investments will be in Ether Futures contracts traded on regulated futures exchanges, ether and digital asset trading venues may be subject to similar or less regulation. As a result, there is the risk that individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional assets. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Although the Fund’s direct investments will be in Ether Futures contracts traded on regulated futures exchanges, to the extent Ether Futures are tracking the spot ether markets, the Fund’s investments in Ether Futures could be adversely affected by fraud, failure or security breaches in spot ether markets.
•The open-source nature of the Ethereum network can result in changes to the underlying code of ether, which may result in the creation of new, separate digital assets, commonly called a “fork,” or in the release of a large amount of a newly created digital asset, commonly called an “air drop.” A fork or an air drop could result in significant and unexpected changes in the value of ether on spot markets, which could adversely affect Ether Futures, and the Fund.

Blockchain Industry and Digital Economy Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Such companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. Companies involved in digital assets may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. Companies in the blockchain industry and digital economy may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future. Additionally, companies in the blockchain industry and digital economy may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Liquidity Risk. Liquidity risk is the risk that the Fund or the Underlying ETFs might not be able to sell an investment without significantly changing the value of the investment on the Fund’s or the Underlying ETFs’ books. Liquidity risk can be elevated by market disruptions or volatility, and during these periods, it may be difficult or impossible for the Fund or the Underlying ETFs to buy or sell an investment, including in Bitcoin Futures or Ether Futures, at a desired price. The market for Bitcoin Futures and Ether Futures is still developing and may experience periods of significant illiquidity. The demand for Bitcoin Futures and Ether Futures and the large size of the positions which the Fund or the Underlying ETF may acquire may increase the risk of illiquidity by making positions more difficult to liquidate, increasing transaction costs, or by increasing the losses incurred while trying to do so. In addition, limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund or Underlying ETF performance. Developments in the market for spot bitcoin or spot ether could also affect the Fund’s or the Underlying ETF’s ability to transact in Bitcoin Futures and Ether Futures, including rolling positions. The Fund or the Underlying cannot acquire new investments if 15% of its net assets are held in illiquid securities, so the Fund or the Underlying ETF could be negatively impacted by periods of illiquidity and the NAV and the market price of the Fund’s shares could be adversely affected.
Investment Capacity Risk. The Fund and the Underlying ETFs invest in specific types of instruments, Bitcoin Futures and Ether Futures. If the Fund or an Underlying ETF cannot obtain its desired type or amount of Bitcoin Futures or Ether Futures for any reason, including limited liquidity in the Bitcoin Futures or Ether Futures market, additional demand for Bitcoin Futures or Ether Futures, a disruption to the Bitcoin Futures or Ether Futures market, or changes in margin requirements or position limits imposed by the Fund’s or Underlying ETFs’ futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund or the Underlying ETFs may not be able to achieve their respective investment objectives and may experience significant losses. Any disruption in the Fund’s or the Underlying ETFs’ ability to obtain exposure to Bitcoin Futures and Ether Futures contracts will cause the Fund’s or the Underlying ETFs’ performance to deviate from the performance of bitcoin and Bitcoin Futures and ether and Ether Futures.
Counterparty Risk. Investing in futures contracts, derivatives and repurchase agreements involves entering into contracts with third parties (collectively, “counterparties”). Using derivatives and repurchase agreements involves risks that are different from the risks associated with ordinary portfolio securities transactions. The Underlying ETFs will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Underlying ETFs. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Underlying ETFs is insufficient or there are delays in the Underlying ETFs’ ability to access such collateral, the value of an investment in the Underlying ETFs may decline.
The counterparty to a listed futures contract, such as Bitcoin Futures or Ether Futures, is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of an Underlying ETF. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide exposure to bitcoin or ether.
Leverage Risk. Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or investment practices that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on the Fund’s returns (through investment in the Underlying ETFs) and may lead to significant losses if investments are not successful.

Non-Diversified Risk. The Fund and each Underlying ETF is classified as a “non-diversified” fund under the Investment Company Act. This means that the Fund’s and each Underlying ETF’s assets will be invested in a small number of issuers, or have its assets exposed to a smaller number of counterparties, than a diversified fund. A non-diversified fund may be more volatile than a diversified fund because the gains or losses on a single investment may have a greater impact on the Fund’s NAV and therefore the Fund’s market price as compared to a diversified fund.
Management Risk. The Fund and the Underlying ETFs are actively managed and its performance is based on the judgments and investment decisions that the Sub-Adviser makes for the Underlying ETFs The judgments and decisions made by the portfolio manager or the Sub-Adviser may not implement the strategy correctly, which may cause the Underlying ETF to underperform as compared to investments of similar risk.
Quantitative Investment Selection Risk. Data for some market investors’ holdings or sentiments may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser and ARK use quantitative analyses, and their processes could be adversely affected if erroneous or outdated data is utilized. Moreover, the data utilized to evaluate investor sentiment will reflect data that is collected by regulators and other third-parties. This data may be incomplete or incorrect and therefore could be inaccurate in whole or in part. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, investments selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.
Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to those securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those in U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Derivatives Risk. The Fund obtains exposure to derivatives (in the form of Bitcoin Futures and Ether Futures) primarily through its holding of the Underlying ETFs, which presents risks different than investing directly in traditional securities. Derivatives risk will apply to the extent of the Fund’s holdings in the Underlying ETFs. Using derivatives can lead to losses because of movements in the price or value of the underlying reference asset, which may be magnified by features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Underlying ETFs (and therefore the Fund) to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying reference asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures and Ether Futures require the Underlying ETFs to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the Underlying ETFs may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Underlying ETFs’ (and therefore the Fund’s) ability to fully execute its investment strategies and/or achieve its investment objective. Using derivatives may also increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of an Underlying ETF’s taxable income or gains. Other risks arise from Underlying ETF’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for an Underlying ETF’s derivative positions at times when the Underlying ETF might wish to terminate or exit those positions. Using derivatives also involves the risk of mispricing or improper valuation and changes in the value of the derivative may not correlate perfectly with the underlying reference rate. Derivatives may be subject to changing government regulation that could impact the Underlying ETFs’ ability to use certain derivatives and their cost.

Bond and Fixed Income Risks. The Fund’s and the Underlying ETFs’ investments in fixed income securities are subject to one or more of the following risks:
•Credit Risk. Bonds are subject to credit risk, which is the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. The credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
•Interest Rate Risk. Debt securities, including bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Rising interest rates increases the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds, with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations.
•U.S. Government Securities Risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Shorter term U.S. government securities may be more sensitive to rising interest rates than longer term obligations. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses the Fund or the Underlying ETF.
•Inflation Risk. Inflation rates change frequently and suddenly, based on a variety of factors including changes in global markets and economies. Fixed income securities tend to be more sensitive to changes in inflation rates. The Underlying ETFs’ investments in fixed income securities could be subject to increased volatility or illiquidity events in response to changes in inflation rates.
Tax Risk. The Fund and the Underlying ETFs intend to continue to qualify as a registered investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended. In order to qualify as a registered investment company, at least 90% of the Fund’s or respective Underlying ETF’s gross income must be “qualifying income”, derived from specific types of assets. In addition, the Fund and the Underlying ETFs must each meet quarterly asset diversification tests and annual distribution requirements. The Fund’s and the Underlying ETFs’ investment activities will be limited by the Fund’s and Underlying ETF’s intention to qualify for such treatment. The Fund or the Underlying ETFs may make investments even if the treatment of those investments is unclear. If the Fund or an Underlying ETF fails to qualify for Subchapter M treatment in any year, it would be taxed like an ordinary corporation subject to U.S. federal income tax on all of its income at the fund level, which would reduce the Fund’s or an Underlying ETF’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a registered investment company, the Fund or Underlying ETF could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Taxation” in the Statement of Additional Information (“SAI”) for more information.
The Underlying ETFs invests in Bitcoin Futures or Ether Futures, as applicable, indirectly through a wholly-owned subsidiary because income and gains from such investments if made by an Underlying ETF directly would not be treated as qualifying income for purposes of the Underlying ETF qualifying as a regulated investment company for U.S. federal income tax purposes. Under Treasury regulations, income derived from a subsidiary will be considered qualifying income if there is a current-year distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or if the income inclusion is derived with respect to the Underlying ETF’s business of investing in stocks and securities. The Underlying ETFs expect that income and gains derived from a subsidiary to constitute qualifying income, but future regulations, enforcement, guidance or statutory changes in the U.S. or the Cayman Islands could limit the circumstances in which such income and gains would be considered qualifying income or otherwise prevent an Underlying ETF or its respective subsidiary or both from operating as intended and cause an Underlying ETF to make changes to its operations. Such changes could result in adverse tax consequences or decreased investment returns. Please see the section entitled “Risks Associated with Bitcoin Futures - Federal Income Tax Treatment of Investments in the Cayman Subsidiary” and the section entitled Taxation” in the SAI for more information.
The rules dealing with U.S. federal income taxation and the rates themselves are constantly under review in the legislative process and by the U.S. Treasury Department, including the Internal Revenue Service. Changes in tax laws or regulations or future interpretations of such laws or regulations could adversely affect the Fund and/or the Fund’s shareholders.

ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size) .
Investment in Other Investment Companies Risk. The Fund’s investment in another investment company, including a money market fund, may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. In addition, there are several factors that may cause the returns of the Fund to differ substantially from the returns of an account that held a corresponding amount of bitcoin or ether directly. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Cash Creation Unit Risk. To the extent the Fund effects its creations and redemptions for cash, rather than in-kind securities, the Fund’s shares may trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, also known as “authorized participants,” create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Cash creation and redemption transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions. To offset these expenses, the Fund will collect fees from the applicable authorized participant to reimburse the Fund for any costs incurred by the Fund that result from a cash creation or redemption. The use of cash for redemptions will limit the tax efficiency of the Fund.
Regulatory Risk. The Fund’s investment exposure to futures instruments will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser and the Sub-Adviser are each registered as a CPO, and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s and Sub-Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.
IPO Risk. The Fund may invest in companies that have recently completed an initial public offering (“IPO”). These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO prior to the Fund’s purchase. The price of stocks selected may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs may share similar illiquidity risks of private equity and venture capital.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. As a result, a company’s share price may be affected by poorly executed trades, even if the underlying business of the company is unchanged. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small- and mid-capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Limited Operating History. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The fair value of the Fund’s Bitcoin Futures and Ether Futures may be determined by reference, in whole or in part, to the spot bitcoin or spot ether markets. These circumstances may be more likely to occur with respect to Bitcoin Futures and Ether Futures than with respect to futures on more traditional assets. In addition, the Bitcoin Futures and Ether Futures held by the Fund and bitcoin and ether may be traded in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund’s holdings may vary, perhaps significantly, on days and at times when investors are unable to purchase or sell Fund shares.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance, as well as a blended reference rate for spot bitcoin and spot ethereum. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at https://21shares-funds.com/.
Calendar Year Total Return
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 42.22% (quarter ended March 31, 2024) and the Fund’s lowest return for a calendar quarter was -10.42% (quarter ended June 30, 2024).

Average Annual Total Returns (for periods ended December 31, 2024)	1 Year	Since Inception (11/14/2023)
Return Before Taxes	62.17%	99.10%
Return After Taxes on Distributions	53.72%	89.88%
Return After Taxes on Distributions and Sale of Shares	36.19%	71.73%
Solactive GBS U.S. 1000 Index (reflects no deduction for fees or expenses)[1]	24.06%	28.31%
50% CME CF Bitcoin Reference Rate - New York Variant/50% Ethereum USD New York Variant	80.72%	96.03%
1Index assumes withholding taxes on dividends.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
The Solactive GBS U.S. 1000 Index intends to track the performance of the largest 1000 companies from the U.S. stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers
Investment Sub-Adviser:	21Shares US LLC
Investment Sub-Subadviser	ARK Investment Management LLC
PORTFOLIO MANAGERS
Andres Valencia, Vice President of ETP and Trading Operations at the Sub-Adviser, and Jad Haj Ali, Senior Associate Portfolio Manager at the Sub-Adviser, are the portfolio managers and the individuals primarily responsible for the day-to-day management of the Fund. Mr. Valencia has served as a portfolio manager since the Fund’s inception (November 2023), and Mr. Ali has served as a portfolio manager of the Fund since November 2024.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.